To whom this may concern:

Originally this same file was submitted on March7, 2006 as a DEF 14-A. The properties tagging was incorrect. The body of the file and the cover page are marked preliminary but the tag properties contained the error. This file is still preliminary copy and is taged as such.






                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                     14(a) of the Securities Exchange Act of
                              1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

                     PENSECO FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder in the PENSECO FINANCIAL SERVICES CORPORATION (the "Company"), do hereby nominate, constitute and appoint CAROL GEMMELL, RICHARD C. KUNKLE AND ANITA Z. WIRTH and each of them (with full power to act without the others) my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all of the stock of the said PENSECO FINANCIAL SERVICES CORPORATION, standing in my name on the books of the said Company on March 3, 2006, at the annual meeting of the shareholders thereof to be held at the Central City Office of Penn Security Bank and Trust Company located at 150 North Washington Avenue, Scranton, Pennsylvania on Tuesday, May 2, 2006, at 2:00 P.M. or at any adjournment or adjournments thereof, hereby revoking all proxies by me heretofore made, with all the powers the undersigned would possess if personally present at said meeting as follows:

1. ELECTION OF DIRECTORS: For the election of four (4) Directors of the Class of 2010 listed in the proxy statement dated March 16, 2006 accompanying the notice of the said meeting, as Directors of the Company to serve for four (4) years and until their successors are elected.

FOR ALL NOMINEE(S) listed                    WITHHOLD AUTHORITY
 below (except as marked to the               to vote for all nominees
 contrary below).               [ ]           listed below.            [ ]

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) mark the box next to the nominee's name below.)

[ ] Craig W. Best                         [ ] D. William Hume
[ ] James G. Keisling                     [ ] Otto P. Robinson, Jr.

2. AMENDMENT TO ARTICLES OF INCORPORATION: For an amendment to the Company's Articles of Incorporation to require that any action by shareholders be taken at a duly called meeting of shareholders.

          FOR  [ ]             AGAINST  [ ]             ABSTAIN  [ ]

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXY HOLDERS ON OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

IN WITNESS WHEREOF, I have hereunto set this hand this __ day of ________, 2006.

                                            __________________________ SIGNATURE

                                            __________________________ SIGNATURE

                     PENSECO FINANCIAL SERVICES CORPORATION
                           150 North Washington Avenue
                          Scranton, Pennsylvania 18503




--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 2, 2006
--------------------------------------------------------------------------------


TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that pursuant to its By-Laws and call of its Directors, the regular meeting of shareholders of PENSECO FINANCIAL SERVICES CORPORATION, a Pennsylvania corporation (the "Company"), will be held at the Central City Office of Penn Security Bank and Trust Company located at 150 North Washington Avenue, Scranton, Pennsylvania, on Tuesday, May 2, 2006, at 2:00 P.M. for the purpose of considering and acting upon the following matters:

     1. To elect four (4) Directors of the Class of 2010 to serve for four (4) years and until their successors are elected.

     2. To approve an amendment to the Company's Articles of Incorporation to require that any action by shareholders be taken at a duly called meeting of shareholders.

     3. To transact such other business as may be brought before the meeting or any adjournment thereof.

     The foregoing items are more fully described in the Proxy Statement accompanying this Notice. Only those shareholders of record at the close of business on March 3, 2006 shall be entitled to vote at the meeting. If you do not expect to be personally present, please sign the enclosed proxy, be sure to date the same, and return at your earliest convenience in the enclosed, stamped envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              P. FRANK KOZIK
                                              Secretary






March 16, 2006

                     PENSECO FINANCIAL SERVICES CORPORATION
            150 North Washington Avenue, Scranton, Pennsylvania 18503


THIS PROXY STATEMENT IS FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 16, 2006 IN CONNECTION WITH THE ANNUAL MEETING TO BE HELD TUESDAY, MAY 2, 2006, AT 2:00 P.M. AT THE CENTRAL CITY OFFICE OF PENN SECURITY BANK AND TRUST COMPANY LOCATED AT 150 NORTH WASHINGTON AVENUE, SCRANTON, PENNSYLVANIA.


                                  INTRODUCTION

     Penn Security Bank and Trust Company (hereinafter, the "Bank") is a wholly-owned subsidiary of Penseco Financial Services Corporation (hereinafter, the "Company"). This Proxy Statement, while prepared in connection with the 2006 Annual Meeting of Shareholders (the "Annual Meeting") of the Company, contains certain information relating to the Bank which will be identified where appropriate.


                              REVOCABILITY OF PROXY

     Any person giving the proxy herein solicited may revoke it at any time prior to its being voted at the Annual Meeting by submitting a later dated proxy, or by contacting the Secretary, P. Frank Kozik, in writing prior to the meeting indicating the shareholder's intention to revoke the proxy. Execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person.


                         PERSON MAKING THE SOLICITATION

     The solicitation of proxies is made by order of the Board of Directors of the Company (the "Board"), the cost of which will be borne by the Company. This solicitation is being made primarily by use of the mail, but the management of the Company also may solicit proxies by telephone or personal interview.


                  VOTING SECURITIES & PRINCIPAL HOLDERS THEREOF

     Only those holders of record of shares of the Company's common stock (the "Common Stock") at the close of business on March 3, 2006 (the "Record Date") shall be entitled to vote at the Annual Meeting. There were 2,148,000 shares of Common Stock outstanding and entitled to vote as of the Record Date. The presence, in person or by proxy, of the holders of a majority of the total number of outstanding shares and entitled to vote is necessary to constitute a quorum at the Annual Meeting.

     In the election of Directors, each shareholder has cumulative voting rights and is entitled to cast in the aggregate as many votes as the number of shares owned, multiplied by the number of Directors to be elected and to cast such votes for one candidate or to distribute such votes among two or more candidates. Shareholders may exercise their right to cumulative voting by attaching to their proxy card instructions indicating how many votes their proxy should give to each candidate. The candidates receiving the highest number of votes up to the number of Directors to be chosen shall be elected. The accompanying proxy permits a shareholder to vote for, or withhold his vote from, the election of Directors. Votes that are withheld from a Director nominee will be excluded entirely from the vote for such nominee and will have no effect thereon. The proxy holders named on the accompanying proxy will vote for the Board's nominees unless the shareholder has withheld his vote from some or all of the nominees. The proxy holders may exercise discretionary authority to cumulate votes in the election of Directors by distributing the votes they are authorized to cast among the Board's nominees in order to elect the largest possible number of them (in the event there is a nominee or nominees other than the Board's nominees), and, to the extent possible, in order to cast the same number of votes for each Board nominee. On other matters, each share of stock entitles the holder thereof to one vote.

     Abstentions and broker non-votes are counted in determining whether a quorum is present. Abstentions with respect to any proposal other than the election of Directors will have the same effect as votes cast against the proposal, because approval requires a vote in favor of the proposal by a majority of the shares entitled to vote, either present at the Annual Meeting or represented by proxy. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the beneficial owners have not instructed the broker on how to vote on such proposals and the broker does not have discretionary authority to vote in the absence of instructions. Broker non-votes are not considered to be shares "entitled to vote" (other than for quorum purposes), and will therefore have no effect on the outcome of any of the matters to be voted upon at the Annual Meeting.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities (currently there are no such persons) to file reports of ownership and changes in ownership with respect to shares of Common Stock beneficially owned by them with the Securities and Exchange Commission and to furnish the Company with copies of all forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during the year ended December 31, 2005 all required reports were filed on a timely basis.

     The following table sets forth, as of February 28, 2006, the amount and percentage of the common stock of the Company beneficially owned by each Director, by each of the named executive officers listed in the Summary Compensation Table provided in this Proxy Statement and all executive officers and Directors of the Company as a group. No shareholder owns 5% or more of the Company's Common Stock. Unless otherwise indicated, each person has sole voting power and sole investment power. The address of each person named in the table below is: c/o Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503.

                                                            Common Stock
                                                  ------------------------------

                                                      Amount and
                                                Nature of Beneficial  Percent of
     Name of Individual or Identity of Group         Ownership (1)      Class
     ---------------------------------------       -------------      ----------

Craig W. Best.....................................         1              *
Edwin J. Butler...................................    20,388(2)           *
William J. Calpin, Jr. ...........................       579(3)           *
Richard E. Grimm..................................     3,900(4)           *
Russell C. Hazelton...............................    14,876(5)           *
D. William Hume...................................     4,260(6)           *
James G. Keisling.................................    19,917(7)           *
Andrew A. Kettel, Jr. ............................     2,952(8)           *
P. Frank Kozik....................................    17,116(9)           *
Peter F. Moylan...................................     3,151(10)          *
Robert W. Naismith................................    23,952(11)        1.1%
James B. Nicholas.................................     4,668(12)          *
Emily S. Perry....................................     2,200(13)          *
Sandra C. Phillips................................    74,460(14)        3.5%
Otto P. Robinson, Jr..............................    88,686(15)        4.1%
Steven L. Weinberger..............................       850              *
All Directors and Executive Officers as
  a group (23 in group)...........................   290,463           13.5%
----------------------------
* Less than 1% of the outstanding shares of Common Stock or less than 1% of the voting power.

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities as to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after February 28, 2006. Beneficial ownership may be disclaimed as to certain of the securities.

(2)  This total includes 1,253 shares in a self-directed IRA.

(3) This total includes 279 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Calpin has a vested interest.

(4) This total includes 780 shares owned jointly by Mr. Grimm and his wife and 3,116 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Grimm has a vested interest.

(5) This total includes 8,724 shares owned jointly by Mr. Hazelton and his wife, 800 shares owned by Mr. Hazelton's wife and 960 shares in a self-directed IRA.

(6) This total includes 989 shares owned jointly by Mr. Hume and his wife, 100 shares in a self-directed IRA owned by Mr. Hume's wife and 3,171 shares in a self-directed IRA.

(7) This total includes 1,400 shares owned jointly by Mr. Keisling and his wife, 2,100 shares owned by Mr. Keisling's wife, 4,744 shares in a self-directed IRA and 10,973 shares in a custodial account.

(8) This total includes 213 shares owned jointly by Mr. Kettel, his son and his father and 2,732 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Kettel has a vested interest.

(9) This total includes 15,996 shares owned jointly by Mr. Kozik and his wife and 1,000 shares in a self-directed IRA.

(10) This total includes 50 shares owned by Mr. Moylan's son and 800 shares owned jointly by Mr. Moylan and his wife and 501 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Moylan has a vested interest.

(11) This total includes 14,500 shares owned jointly by Dr. Naismith and his wife and 9,452 shares in a self-directed IRA.

(12) This total includes 758 shares owned by Mr. Nicholas' wife and daughter, 100 shares owned by Mr. Nicholas's mother, for which Mr. Nicholas has power-of-attorney and 800 shares in a self-directed IRA.

(13) This total includes 1,780 shares owned jointly by Mrs. Perry, her husband and her children.

(14) These shares are held in trust accounts.

(15) This total includes 9,456 shares owned jointly by Mr. Robinson and his wife, 25,543 shares owned by Mr. Robinson's wife and children and 7,970 shares held by Penn Security Bank and Trust Company under its Employee Stock Ownership Plan in which Mr. Robinson has a vested interest.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

Introduction

     Pursuant to Article III of the Company's By-Laws, the Board of Directors shall consist of not fewer than five (5) or more than fifteen (15) members, with four (4) classes of Directors, each class being as nearly equal in number as possible.

     Four (4) Directors of the Class of 2010 are to be elected at the Annual Meeting. Each Director of the Class of 2010 will serve for a term of four (4) years and until his or her successor is elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the four (4) nominees named below. It is the intent of the persons named in the accompanying proxy to vote for the nominees for election as Directors of the Class of 2010 listed in the table below. The Company is not aware of any of nominees that are unavailable for election. However, in the event that vacancies occur, such shares may be voted for substitute nominees, if any, designated by the Board.

     The names of each nominee for election as a Director of the Class of 2010, and of each of the Directors in the Classes of 2007, 2008 and 2009 who will continue in office after the Annual Meeting and until the expiration of their respective terms, together with certain information regarding them, are as follows:

                 Nominees for Election to the Board of Directors for a Four-Year Term Expiring at the 2010 Annual Meeting (Class of 2010)


                                                                                                       Director
Name                         Age          Principal Occupation for Past Five Years                      Since
----                         ---          ----------------------------------------                      -----
Craig W. Best                 45     President and Chief  Executive  Officer. Previously, Mr.            2006
                                     Best was  Chief Operating Officer of  First Commonwealth
                                     Bank, a  $6.2  billion  financial  services  institution
                                     headquartered in Indiana, Pennsylvania.

D. William Hume               79     Chairman of the Board of Directors.  Mr. Hume retired in            1991
                                     January 1999 and was Senior Vice-President and Assistant
                                     Secretary of the Bank at that time.

James G. Keisling             57     Mr. Keisling  is CEO of  Compression Polymers  Corp. and            1984
                                     Vycom Corp., manufacturers of plastic sheet products.

Otto P. Robinson, Jr.         67     Mr. Robinson  retired  as  of  January 2,  2006 and  was            1967
                                     President, CEO and  General Counsel of  the Bank at that
                                     time.  Mr. Robinson  continues as General Counsel to the
                                     Bank (excluding  corporate  governance affairs)  and his
                                     private practice of law.

               Members of Board of Directors Continuing in Office


                                                                                                      Term will
                                                                                                      Expire at
                                                                                                    Annual Meeting
                                                                                       Director    of Shareholders
Name                         Age       Principal Occupation for Past Five Years         Since      to be Held In
----                         ---       ----------------------------------------         -----      -------------
Edwin J. Butler               79     Mr.  Butler  retired in September  1991 and was     1977           2007
                                     Executive  Vice-President  and  Cashier of  the
                                     Bank at the time.

P. Frank Kozik                66     Secretary  (non-active  officer).  Mr. Kozik is     1981           2007
                                     President and CEO of Scranton Craftsmen,  Inc.,
                                     Throop,   PA,   a   corporation    dealing   in
                                     miscellaneous  iron, pre-cast concrete products
                                     and ready mixed concrete.

Steven L. Weinberger          58     Mr.  Weinberger  is President of G.  Weinberger     1999           2007
                                     Company,    Old   Forge,   PA,   a   mechanical
                                     contractor   specializing   in  commercial  and
                                     industrial construction.

Russell C. Hazelton           71     Mr.  Hazelton  is a retired  Captain  for Trans     1977           2008
                                     World Airlines.

Robert W. Naismith, Ph.D.     61     Dr.  Naismith is Chairman  and Chief  Executive     1988           2008
                                     Officer of Life  Science  Analytics,  Inc.  Dr.
                                     Naismith   formerly   was  Chairman  and  Chief
                                     Executive Officer of eMedsecurities, Inc.

Emily S. Perry                65     Ms.  Perry  is  a  retired   Insurance  Account     1983           2008
                                     Executive and a community volunteer.

Richard E. Grimm              57     Executive  Vice-President  and  Treasurer.  Mr.     1994           2009
                                     Grimm  has served  the Bank as  Executive Vice-
                                     President and Cashier since 1994.

James B. Nicholas             54     Mr.  Nicholas  is  President  of D.G.  Nicholas     1981           2009
                                     Co.,  Scranton,  PA,  a  wholesale  Auto  Parts
                                     Company.
Sandra C. Phillips            63     Ms.  Phillips has served on the Bank's Abington     1994           2009
                                     Advisory  Board  since  1984.  She is active in
                                     various     community      associations     and
                                     organizations.

The Board of Directors recommends a vote FOR Proposal 1 to elect all nominees for election as Directors for Four-Year Terms expiring at the 2010 Annual Meeting of Shareholders.

                            GOVERNANCE OF THE COMPANY

Overview

     The Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of the Company, except with respect to those matters reserved to the shareholders. The Board selects the senior management team of the Company, which is charged with the conduct of the Company's business. The Board acts as an advisor and counselor to senior management and ultimately monitors its performance.

     Although the Company's Common Stock is traded on the over-the-counter market and is not presently quoted on the Nasdaq National Market or listed on a national securities exchange, and as such is not subject to the corporate governance requirements of Nasdaq, the New York Stock Exchange or otherwise, the Board firmly believes that sound corporate governance is in the best interest of the Company and its stakeholders, including its shareholders and employees. To that end, the Board has adopted a corporate governance structure that is modeled upon those required by Nasdaq's listing standards.

     The operation and mission of the Board is embodied in the Company's Board Guidelines on Corporate Governance (the "Guidelines"), a copy of which may be obtained, without charge, by contacting: Patrick Scanlon, Controller, Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503, 1-800-327-0394. The Guidelines were adopted by the Board to serve as a framework for its oversight responsibilities to the Company. Among other matters, the Guidelines:

     o    reinforce   that  the  mission  of  the  Board  is  to  represent  the shareholders' interest in the success of the Company through the Board's active oversight and monitoring of management;

     o provide that the Board shall consist of at least a majority of "independent" directors;

     o confirm that the Board shall maintain standing committees, including an Audit Committee, Compensation and Benefits Committee, and Nominating and Corporate Governance Committee, and that each of such committees will consist solely of independent directors;

     o provide for an annual evaluation by the Nominating and Corporate Governance Committee of the performance and procedures of the Board, with the goal of increasing the effectiveness of the Board; and

     o provide that the independent members of the Board shall periodically conduct executive sessions without the presence of any employees of the Company.

     To aid its oversight of the Company's management and employees, and to comply with the regulations of the Securities and Exchange Commission and Nasdaq listing standards, the Board has adopted a Code of Ethics applicable to all employees, including the Company's principal executive officer and principal accounting officer. The Company's Code of Ethics is designed to enumerate the Board's expectations for the conduct of the Company's employees in carrying out the mission of the Company. The Code of Ethics requires that such individuals carry out their jobs in an honest and ethical manner, in compliance with laws, avoiding conflicts of interest, while implementing and maintaining the

Company's public communication and disclosure reporting systems. The Code of Ethics constitutes a "code of ethics" within the meaning of Item 406 of the Securities and Exchange Commission's Regulation S-K. A copy of the Code of Ethics may be obtained, without charge, by contacting: Patrick Scanlon, Controller, Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503, 1-800-327-0394.

     In addition to the compliance reporting mechanisms set forth in the Code of Ethics, the Audit Committee of the Board has also implemented, in accordance with the regulations of the Securities and Exchange Commission and Nasdaq listing standards, procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, including a mechanism for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Communications with Directors

     In order to provide the Company's shareholders and other stakeholders with a direct and open means of communication to the Board of Directors, the Board has adopted the following procedures for communicating with Directors:

     o Shareholders and other interested persons may communicate with the Board or the non-management Directors as a group by writing to the Chairman of the Board, c/o Penn Security and Trust Company, 150 North Washington Avenue, Scranton, Pennsylvania 18503. The correspondence should specify the intended recipient.

     o All communications received in accordance with these procedures will be reviewed initially by the Chairman of the Board, who will relay all such communications to the appropriate Director or Directors unless the Chairman of the Board determines that the communication:

          o    does not relate to the  business or affairs of the Company or the
               functioning  or   constitution   of  the  Board  or  any  of  its
               committees;

          o relates to routine or insignificant matters that do not warrant the attention of the Board;

          o    is  an  advertisement   or  other   commercial   solicitation  or
               communication;

          o    is frivolous or offensive; or

          o    is otherwise inappropriate for delivery to Directors.

          o The Director or Directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Chairman of the Board and only in accordance with the Company's policies and procedures and applicable laws and regulations relating to the disclosure of information.

     o    The  Nominating  and Corporate  Governance  Committee  will review the
          effectiveness   of  these   procedures  from  time  to  time  and,  if
          appropriate, recommend changes to the Board.

Functioning of the Board of Directors

     It is the general policy of the Company that all major decisions are considered by the Board as a whole. As a result, the committee structure of the Board is limited to those committees considered to be basic to, or required for, the operation of a publicly-held company. Currently, there are three standing committees of the Board which consist of non-management directors: the Audit Committee; the Compensation and Benefits Committee; and the Nominating and Corporate Governance Committee. In addition, the Board maintains a standing Executive Committee that is responsible to act on behalf of the Board if a matter requires action before a meeting of the full Board can be held. The members and chairs of each of these committees and sub-committees are selected by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

     The Board has determined that each of Mr. Hume, Mr. Keisling, Mr. Butler, Mr. Kozik, Mr. Weinberger, Mr. Hazelton, Dr. Naismith, Mr. Nicholas, Ms. Perry and Ms. Phillips is an "independent director" as that term is defined by Rule 4200 of the Nasdaq listing standards.

     The Company's Board of Directors met 33 times during 2005. With the exception of Mr. Keisling, all Directors attended at least 75% of the total number of meetings of the Board and all committees of the Board of which they were members held during 2005. It is expected that all Directors will attend annual meetings of shareholders. All of the Company's Directors who served on the Board of Directors at that time were present at the Company's 2005 Annual Meeting of Shareholders.

Committees of the Board of Directors

Audit Committee

     The Audit Committee assists the Board in undertaking and fulfilling its oversight responsibilities in connection with: (i) reviewing the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports; (ii) reviewing the Company's systems of internal controls established for finance, accounting, legal compliance and ethics; (iii) reviewing the Company's accounting and financial reporting processes generally and the audits of the financials statements of the Company;
(iv) monitoring compliance with legal regulatory requirements; (v) monitoring the independence and performance of the Company's independent registered public accounting firm; and (vi) providing for effective communication between the Board, the Company's senior and financial management and the Company's independent registered public accounting firm.

     In February 2003, the Audit Committee's charter was adopted by the full Board of Directors. A copy of the charter of the Audit Committee is attached to this Proxy Statement as Appendix A and may be obtained, without charge, by contacting: Patrick Scanlon, Controller, Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503, 1-800-327-0394.

     The Audit Committee currently consists of Mr. Butler, Mr. Hazelton, Mr. Keisling and Mr. Kozik, each of whom is a non-management member of the Board. The Audit Committee met seven times in 2005. The Board believes that the composition and functioning of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Securities and Exchange

Commission's rules and regulations and the Nasdaq National Market, including those regarding the "independence" of committee members.

     The Board of Directors has determined that the Audit Committee does not have an "audit committee financial expert" as that term is defined in the Securities and Exchange Commission's rules and regulations. However, the Board believes that each of the members of the Audit Committee has demonstrated that he is capable of analyzing and evaluating the Company's financial statements and understanding internal controls and procedures for financial reporting. Because the Board believes that the current members of the Audit Committee are qualified to carry out all of the duties and responsibilities of the Company's Audit Committee, the Board does not believe that it is necessary at this time to actively search for an outside person to serve on the Board who would qualify as an audit committee financial expert.

Compensation and Benefits Committee

     The Compensation and Benefits Committee is responsible for: (i) reviewing and approving compensation policies and practices for the Company's executive officers; (ii) coordinating the Board of Director's role in establishing performance criteria for executive officers and evaluating their performance annually; (iii) reviewing and recommending to the Board of Directors the annual salary, bonus, stock options and other benefits of the Company's executive officers, including the President and Chief Executive Officer; and (iv) reviewing and recommending to the Board of Directors new executive compensation programs and reviewing annually the operation of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose.

     In February 2006, the Compensation and Benefits Committee's charter was adopted by the full Board of Directors. A copy of the charter of the Compensation and Benefits Committee is attached to this Proxy Statement as Appendix B and may be obtained, without charge, by contacting: Patrick Scanlon, Controller, Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503, 1-800-327-0394.

     The Compensation and Benefits Committee currently consists of Mr. Butler, Mr. Kozik, Dr. Naismith, Ms. Perry and Mr. Robinson. The Compensation and Benefits Committee met five times in 2005. The Board is presently reviewing the composition of the Compensation and Benefits Committee to meet with applicable requirements under the Company's Guidelines on Corporate Governance.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee oversees all aspects of the Company's corporate governance functions, including (i) recommending, for the Board of Director's selection, nominees for director; (ii) identifying qualified individuals to become members of the Board of Directors; and (iii) assisting the Board of Directors in determining the composition of the Board of Directors and its committees.

     In February 2006, the Nominating and Corporate Governance Committee's charter was adopted by the full Board of Directors. A copy of the charter of the Nominating and Corporate Governance Committee is attached to this Proxy
Statement  as Appendix C and may be obtained,  without  charge,  by  contacting:
Patrick Scanlon, Controller, Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503, 1-800-327-0394.

     The Nominating and Corporate Governance Committee currently consists of Mr. Hume, Mr. Nicholas, Ms. Perry, Ms. Phillips and Mr. Weinberger, each of whom is a non-management member of the Board of Directors. The Nominating and Corporate Governance Committee met one time in 2005. The Board of Directors believes that the composition of the Nominating and Corporate Governance Committee complies with all applicable requirements of the Nasdaq National Market, including those regarding the "independence" of committee members.

Executive Committee

     The Executive Committee has the authority to pass upon any business of the Company requiring immediate action. As such, the Committee may be called into session at any time between the meetings of the Board of Directors. The Executive Committee met eight times during 2005.

     The Executive Committee currently consists of Mr. Best, Mr. Butler, Mr. Grimm, Mr. Hume, Mr. Keisling and Mr. Robinson.

Nominations of Directors by Shareholders

     The By-Laws of the Company provide procedures pursuant to which a shareholder may nominate individuals for election to the Board of Directors at any meeting of the shareholders. A shareholder who proposes to nominate an individual for election to the Board of Directors must deliver a written notice to the Secretary of the Company which includes: (i) as to each nominee, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-11 thereunder; (ii) a statement signed by each nominee in which he or she consents to being named in the proxy statement as a nominee and to serving as a director if elected; (iii) the name and address of the shareholder giving the notice, as it appears on the Company's books; (iv) the name and address of the beneficial owner, if any, on whose behalf the nomination is being made; (v) the class and number of shares of Common Stock of the Company which are owned beneficially and of record by such shareholder and such beneficial owner; and (vi) a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting.

     In order for a shareholder's nomination to be considered at an annual meeting of the shareholders, the notice must be delivered not later than the 60th day nor earlier than the 90th day prior to the first anniversary of the preceding year's annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which the public announcement of the date of the meeting is first made by the Company.

     A shareholder's nomination of an individual for election to the Board of Directors may also be considered at any special meeting of the shareholders at which directors are to be elected pursuant to the Company's notice of meeting. To be considered, the notice from the shareholder must be delivered to the Secretary of the Company not earlier than the 90th day prior to such special meeting and not later than the later of the 60th day prior to such special meeting or the 15th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such special meeting.

     Of those persons who are nominated by a shareholder only those nominated in accordance with these procedures shall be eligible to serve as Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank employed Chad J. Hazelton in the non-executive position of Financial Analyst. Mr. Hazelton, an immediate family member of Director Russell
C. Hazelton, received an aggregate salary and cash bonus of $63,236.26 during 2005.



                             DIRECTORS' COMPENSATION

     During 2005, Directors received a monthly retainer of $750.00 plus $600.00 for each Board meeting attended and $250.00 for each committee meeting attended. In September 2005, upon D. William Hume's election as Chairman of the Board, his monthly retainer was increased by the Board to $1,500.00. Directors who are operating officers of the Company do not receive fees for committee meetings attended. Also, effective in 2006, Directors who are operating officers of the Company do not receive any compensation related to their board positions.



                          REPORT OF THE AUDIT COMMITTEE

     We have reviewed the Company's audited financial statements as of and for the year ended December 31, 2005, and met with both management and McGrail Merkel Quinn & Associates, independent registered public accountants, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent registered public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us.

     We have received from and discussed with McGrail Merkel Quinn & Associates the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee). These items relate to the firm's independence from the Company. We also discussed with McGrail Merkel Quinn & Associates any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, we recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission.

                                                  MEMBERS OF THE AUDIT COMMITTEE

                                                  Edwin J. Butler, Chairman
                                                  Russell C. Hazelton
                                                  James G. Keisling
                                                  P. Frank Kozik

     The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such report by specific reference.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 2003, 2004 and 2005, the total compensation paid by the Company for services in all capacities to the Company's Chief Executive Officer and the Company's four most highly compensated executive officers who received compensation in excess of $ 100,000.00 for the fiscal year ended December 31, 2005:

                           Summary Compensation Table
                           --------------------------


                                                       Annual Compensation (1)
                                        -----------------------------------------------------
                                                                                                 All Other
Name and Principal Position                  Year           Salary ($)          Bonus ($)     Compensation ($)
---------------------------                  ----           ----------          ---------     ----------------
Otto P. Robinson, Jr................         2005           238,130.74               0.00       4,454.64(3)
   President, CEO & General                  2004           237,991.89               0.00       1,876.70(4)
   Counsel (2)                               2003           243,027.79          11,519.21      49,177.52(5)

Richard E. Grimm....................         2005           138,477.72           8,197.19       3,111.34(6)
   Executive Vice President &                2004           135,746.85           6,697.05       1,304.02(4)
   Treasurer                                 2003           137,944.84           6,598.09       1,536.87(4)

Peter F. Moylan.....................         2005           137,398.95           6,740.71       3,057.56(7)
   Executive Vice President & Trust          2004           133,880.88           5,286.83       1,274.03(4)
   Officer                                   2003           131,021.39           5,208.69       1,448.48(4)

Andrew A. Kettel, Jr................         2005           102,110.95           7,597.82       2,327.20(8)
   Senior Vice President                     2004           103,241.29           5,959.08         999.69(4)
                                             2003           104,372.62           5,871.01       1,172.18(4)

William J. Calpin, Jr...............         2005           104,041.53           6,168.49       2,337.84(9)
   Senior Vice President                     2004           100,063.42           5,959.89         970.61(4)
                                             2003           102,291.58           5,871.81       1,150.06(4)

-------------------------

(1) Other annual compensation received by Mr. Robinson consisted of the use of a Bank owned automobile. For each fiscal year disclosed, the aggregate amount of this perquisite received by Mr. Robinson was less than 10% of his salary and bonus and is, therefore, not reportable.

(2) Mr. Robinson retired from his position as the Company's President and CEO effective as of January 2, 2006.

(3) "All Other Compensation" consists of a cash contribution to the Retirement Profit Sharing Plan of $2,227.32 and a cash contribution to the Employee Stock Ownership Plan of $2,227.32 which may be used to purchase shares of the Company's Common Stock.

(4) "All Other Compensation" consists of a cash contribution to the Retirement Profit Sharing Plan.

(5) "All Other Compensation" consists of a cash contribution to the Retirement Profit Sharing Plan of $2,126.52 and $47,051.00 to the Supplemental Benefit Plan Agreement described on page 20.

(6) "All Other Compensation" consists of a cash contribution to the Retirement Profit Sharing Plan of $1,555.67 and a cash contribution to the Employee Stock Ownership Plan of $1,555.67 which may be used to purchase shares of the Company's Common Stock.

(7) "All Other Compensation" consists of a cash contribution to the Profit Sharing Plan of $1,528.78 and a cash contribution to the Employee Stock Ownership Plan of $1,528.78 which may be used to purchase shares of the Company's Common Stock.

(8) "All Other Compensation" consists of a cash contribution to the Profit Sharing Plan of $1,163.60 and a cash contribution to the Employee Stock Ownership Plan of $1,163.60 which may be used to purchase shares of the Company's Common Stock.

(9) "All Other Compensation" consists of a cash contribution to the Profit Sharing Plan of $1,168.92 and a cash contribution to the Employee Stock Ownership Plan of $1,168.92 which may be used to purchase shares of the Company's Common Stock.

                   COMPENSATION AND BENEFITS COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION


     The Company's compensation program for executive officers is administered by the Compensation and Benefits Committee of the Board of Directors ("Committee"). The Committee makes recommendations to the Board of Directors regarding the compensation arrangements for executive officers, including the Chief Executive Officer. The compensation program for the Company's executive officers consists of a base salary, annual cash bonus, and other perquisites. In 2005, Otto P. Robinson, Jr., the President and Chief Executive Officer, was the only executive officer to receive a perquisite, which was the use of a Bank owned automobile.

     The Committee determines executive base salaries by level of responsibility, individual performances and, to a lesser degree, Company performance, as well as by the need to provide a competitive package that allows the Company to retain key executives. After reviewing individual performances for the year and available information on salaries at other financial institutions of similar size, the Chief Executive Officer makes recommendations to the Committee concerning the base salaries of other executive officers. Using the same review process, the Committee makes recommendations to the Board regarding the Chief Executive Officer.

     Annual cash bonuses are intended to focus the efforts of executive officers on the attainment of specific annual performance goals which will promote the overall success of the Company. The Chief Executive Officer evaluates other executive officers in their achievement of specific goals and makes recommendations to the Committee regarding bonuses to be awarded. The Committee recommends to the Board the annual bonus for the Chief Executive Officer based to a large degree upon the financial performance of the Company using such financial measures as earnings per share, return on average assets and return on average equity. The President and Chief Executive Officer did not participate in the decision by the Board of Directors relating to his compensation.


                                             MEMBERS OF THE COMPENSATION AND
                                             BENEFITS COMMITTEE
                                             Robert W. Naismith, Ph.D., Chairman
                                             Edwin J. Butler
                                             P. Frank Kozik
                                             Emily S. Perry
                                             Otto P. Robinson, Jr.

                              EMPLOYMENT AGREEMENT


     On January 2, 2006, we entered into an employment agreement with Craig W. Best when he joined the Company and the Bank as President and Chief Executive Officer. Under this agreement, which includes non-competition and confidentiality covenants:

     o Mr. Best will receive an initial annual salary of $230,000 (subject to adjustment in years after 2006 at the discretion of the Board) and a bonus of up to 20% of his annual base salary determinable (i) in 2006 based upon certain performance standards set forth in the agreement, and (ii) in succeeding years based upon parameters mutually agreeable to Mr. Best and the Board.

     o Mr. Best will be eligible to be reimbursed by the Bank for up to $50,000 of relocation expenses.

     o We awarded stock appreciation rights to Mr. Best with respect to 10,000 shares of Common Stock, 2,500 shares of which will become vested and exercisable on each of January 2, 2007, January 2, 2008, January 2, 2009 and January 2, 2010.

     o In the event that Mr. Best is involuntarily terminated by the Company and the Bank without cause (as defined in the agreement) or Mr. Best terminates his employment for good reason (as defined in the agreement), Mr. Best would receive a cash payment equal to 12 months of base salary. In addition, we would pay $30,000 for outplacement services for Mr. Best and provide medical benefits to him (and his spouse and dependents, if they were covered immediately prior to such termination) for 12 months.

     o In the event that Mr. Best is involuntarily terminated without cause or resigns for good reason (each as defined in the agreement) within 12 months following certain changes of control of the Company and/or the Bank or a sale of all or substantially all of the Company's assets in a complete liquidation or dissolution, Mr. Best would receive a cash payment equal to two years of base salary and his annual bonus for the calendar year in which the termination occurs. We would also pay $30,000 for outplacement services for Mr. Best and provide medical benefits to him (and his spouse and dependents, if they were covered immediately prior to such termination) for 24 months. All outstanding stock appreciation rights then held by Mr. Best would immediately vest and become exercisable.

     o In the event that payments to Mr. Best under the agreement would result in the imposition of a parachute excise tax under Internal Revenue Code Section 280G, Mr. Best would be entitled to receive an additional "gross-up" payment to insulate him from the effect of that tax.

                 COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION


     During 2005, the Company employed Otto P. Robinson, Jr. as its President and Chief Executive Officer. Mr. Edwin J. Butler is a retired officer of the Bank. Mr. Robinson abstained from all voting regarding his own compensation.


                             EMPLOYEE BENEFIT PLANS

Pension Plan

     Executive officers of the Bank participate in the Bank's employee benefit programs on the same basis as all other employees and receive only those benefits that are available to all other employees.

     The Bank  maintains  a  qualified  defined  benefit  retirement  plan  (the
"Pension Plan") for its employees and officers. Directors who are non-active officers are not included in the Pension Plan. In 2005, the Bank contributed $375,387.00 to the Pension Plan. Under the funding method employed for the Pension Plan, the amount of contribution, payment or accrual in respect of a specified person is not and cannot readily be separately or individually calculated for the Pension Plan.

     Remuneration for pension benefit purposes includes all earnings reportable as IRS Form W-2 wages for Federal income tax withholding purposes. Final Average Compensation means the average compensation paid to an employee during the five consecutive calendar years out of the final ten years of service which produces the highest average.

Estimated Annual Retirement Benefit at Age 65

                                          Years of Service
                ----------------------------------------------------------------
Average Annual
    Earnings             10 yrs.        20 yrs.        30 yrs.         40 yrs.
----------------         -------        -------        -------         -------
  $ 25,000.00       $  2,500.00     $  5,000.00    $  7,500.00    $  10,000.00
    50,000.00          5,059.20       10,118.40      15,177.60       20,236.80
    75,000.00          8,809.20       17,618.40      26,427.60       35,236.80
   100,000.00         12,559.20       25,118.40      37,677.60       50,236.80
   125,000.00         16,309.20       32,618.40      48,927.60       65,236.80
   150,000.00         20,059.20       40,118.40      60,177.60       80,236.80
   175,000.00         23,809.20       47,618.40      71,427,60       95,236.80
   203,000.00         28,009.20       56,018.40      84,027.60      112,036.80

     The above table of estimated annual retirement benefits is representative of an employee currently age 65 whose salary remained unchanged during his last five years of employment and whose benefit will be paid for the remainder of his life. The benefits payable under the Pension Plan are subject to the maximum benefit limitations of Section 401(a) (17) of the Internal Revenue Code. Benefits based on normal retirement at age 65 provided for an annual pension equal to 1% of his Final Average Compensation up to his Covered Compensation, plus 1 1/2% of his Final Average Compensation in excess of his Covered Compensation per year of Credited Service, not beyond his normal retirement date, with partial credit for fractional years. Covered Compensation is determined in accordance with the

Social Security Act as in effect at the time of the employee's final termination of employment. Covered Compensation is the average annual wage covered under the Social Security Act throughout the employee's working lifetime. In accordance with the Social Security Act, maximum Covered Compensation for the year 2005 was $48,816.00.

     The years of creditable service as of December 3l, 2005 for Mr. Robinson, Mr. Grimm, Mr. Moylan, Mr. Kettel and Mr. Calpin were 30, 26, 6, 35 and 5, respectively.

Supplemental Benefit Plan Agreement

     The Bank has entered into a Supplemental Benefit Plan Agreement (the "Supplemental Plan") dated December 28, 1995 with a retroactive effective date of January l, 1994, with Mr. Robinson. The purpose of the Supplemental Plan is to grant additional benefits in excess of those accrued in the Pension Plan due to the limit on compensation contained in Section 401(a) (17) of the Code. The Supplemental Plan is intended to be an unfunded excess benefit plan under Section (3) (36) of the Employee Retirement Income Security Act of 1974 (ERISA). The Supplemental Plan provides that if Mr. Robinson retires from employment with the Bank at his Normal Retirement Date, he will be entitled to receive a benefit equal to (a) the benefit which would have accrued under the provision of the Pension Plan, if such Pension Plan were administered without regard to the limitations under Code Section 401(a) (17), less, (b) the amount of the Normal Retirement Benefit which he is entitled to receive under the Pension Plan. If he retires from employment at his Early Retirement Date, he will be entitled to receive a benefit equal to (a) the benefit which would have accrued under the provisions of the Pension Plan computed in accordance with Section 3.1 to his Early Retirement Date, less, (b) the amount of his Early Retirement Benefit which he would be entitled to receive under the Pension Plan. If Early Retirement Benefits commence prior to his Normal Retirement Date, the benefits payable under the Supplemental Plan and the Pension Plan will be actuarially reduced for such early commencement to the extent provided under the terms of the Pension Plan. If retirement is after his Normal Retirement Date, he will been entitled to receive a benefit equal to (a) the benefit which would have accrued under the provisions of the Pension Plan, computed in accordance with
Section 3.1 to his Deferred Retirement Date, less, (b) the amount of Deferred Retirement Benefit which he is entitled to receive under the Pension Plan. In no event will Mr. Robinson been entitled to receive total benefits from the Supplemental Plan and the Pension Plan in excess of the benefit he would have received from the Pension Plan if the limitations under Code Section 40l (a)
(17) were not applicable to the Pension Plan. If Mr. Robinson terminates employment with the Bank for any reason, the Accrued Benefit at the date of termination shall be valued and payable in aggregate amount equal to his accrued benefit. Any such payments will be paid from the Bank's general assets. If a Change of Control of the Bank occurs, Mr. Robinson's accrued benefit shall be valued and payable in accordance with the provisions stated above. A "Change of Control" shall occur when any person other than the Bank obtains ownership or voting power with respect to greater than 50 percent of the aggregate value or voting power, as applicable, of the Company's capital stock.

Retirement Profit Sharing Plan

     The Bank's Retirement Profit Sharing Plan (the "Profit Sharing Plan") includes employees as well as executive officers. Directors who are non-active officers are not included in the Profit Sharing Plan. Under the Profit Sharing Plan, amounts approved by the Board are paid into a fund and each employee is credited with a share in proportion to his annual compensation. Upon retirement or death or termination or disability, each employee is paid the total amount of his credits in the fund in one of a number of optional ways. In 2005, the Bank contributed $70,000.00 to the Profit Sharing Plan.

Employee Stock Ownership Plan

     The Bank's Employee Stock Ownership Plan (the "ESOP"), includes employees as well as officers. Directors who are non-active officers are not included in the ESOP. Under the ESOP, amounts approved by the Board are paid into the ESOP and each employee is credited with a share in proportion to his annual compensation. All contributions to the ESOP are invested in or will be invested primarily in the Company's Common Stock. In 2005, the Bank contributed $70,000.00 to the ESOP. Distribution of a participant's stock account occurs upon retirement or death or disability or termination of employment.


               TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     The Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with Directors and executive officers and any of their immediate families, and affiliated companies in which any of the preceding are principal equity holders (commonly referred to as related parties), on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and did not involve more than the normal risks of collectability or present other unfavorable features. These persons and firms were indebted to the Bank for loans outstanding of $10,332,383.15 and $9,503,267.34 as of February 1, 2006 and 2005 respectively. Such loans had a maximum unpaid balance in the aggregate of $11,112,292.49 and $9,474,033.37 during the years ended December 31, 2005 and
2004, respectively. In addition, during 2005 and 2004, the Bank had outstanding standby letters of credit for the accounts of related parties in the amounts of $6,545,403.70 and $6,932,107.21.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following line graph sets forth comparative information regarding the Company's cumulative shareholder return on its Common Stock over the last five fiscal years. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the investment period. The Company's cumulative shareholder return based on an investment of $100 at the beginning of the five-year period beginning December 31, 2000 is compared to the cumulative total return of the S & P 500 Index ("S&P 500") and the SNL Securities Northeast Quadrant Pink Sheet Banks Index ("Pink Banks"), which more closely reflects the Company's peer group. The yearly points marked on the horizontal axis of the graph correspond to December 31st of that year.




Total Return Performance Graph

                                                               Period Ending
                                       ---------------------------------------------------------------
Index                                  12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
------------------------------------------------------------------------------------------------------
Penseco Financial Services Corporation  100.00     148.95     184.22     223.49     237.13     245.35
S&P 500                                 100.00      88.11      68.64      88.33      97.94     102.74
SNL Northeast OTC-BB and Pink Banks     100.00     123.54     149.74     218.39     254.42     253.65



Source:  SNL Financial LC, Charlottesville,  VA

                       OUR RELATIONSHIP WITH OUR AUDITORS

Independent Registered Public Accountants

     The Audit Committee selected McGrail Merkel Quinn and Associates, Certified Public Accountants and Consultants, as the Company's independent registered public accountants to conduct an independent audit of the financial statements of the Company for 2005, and it is expected they will be selected for 2006. Representatives of the firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     The following is a summary of the fees billed by McGrail Merkel Quinn and Associates for professional services rendered during the years ended December 31, 2005 and 2004:

                                          2005                 2004
                                          ----                 ----

          Audit Fees                   $ 107,000             $ 57,200
          Audit-Related Fees              26,700               20,100
          Tax Fees                         6,500                6,000
          All Other Fees                       -                    -

     The amounts shown for "Audit-Related Fees" were for audits of employee benefit plans and student loans. The amounts shown for "Tax Fees" were for tax return review and Federal and State tax advice.

     The Audit Committee's pre-approval policies and procedures provide for pre-approval of audit, audit-related, tax services and other services. Unless a type of service to be provided by the independent registered public accountants has received general pre-approval, it will require specific pre-approval by the Audit Committee. The pre-approval fee levels for all services to be provided by the independent registered public accountants are established annually by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services described above that were rendered to the Company by McGrail Merkel Quinn and Associates during the years ended December 31, 2005 and 2004 and has pre-approved similar services to be rendered during the year ended December 31, 2006. The Audit Committee believes the rendering of these services is not incompatible with the independent registered public accountants maintaining their independence.

Internal Auditor

     Mr. Robert P. Heim was re-elected by the Board of Directors this year to the position of Director of Internal Audit. Mr. Heim will be present at the Annual Meeting to respond to any appropriate questions.

                     AMENDMENT TO ARTICLES OF INCORPORATION
      TO REQUIRE ACTION BY SHAREHOLDERS BE TAKEN AT MEETING OF SHAREHOLDERS
                                  (PROPOSAL 2)


     The Board of Directors of the Company has unanimously approved and recommended that the Company's shareholders approve an amendment to the Company's Articles of Incorporation to require that any action by shareholders be taken at a duly called meeting of shareholders by amending Article NINTH,
Section 3 of the Company's Articles of Incorporation. The text of the proposed amendment to Article NINTH, Section 3 is set forth in Appendix D to this Proxy Statement.

     Article NINTH, Section 3 of the Company's Articles of Incorporation presently provides that any action required or permitted to be taken at a meeting of shareholders may be taken without such a meeting of shareholders upon the written consent of those shareholders that would have been entitled to cast the minimum number of votes that would have been required to approve the action at a meeting of the shareholders. Under Pennsylvania law, any actions approved by written consent of the shareholders of publicly-held corporations that are subject to the reporting requirements of the Federal securities laws and the rules and regulations of the Securities and Exchange Commission become effective immediately, prior to providing notice to those shareholders who have not consented to the action.

     Elimination of the ability of the Company's shareholders to act by written consent would mean that proposals for shareholder action, such as proposed amendments to the Company's Articles of Incorporation or By-Laws or the removal of one or more of our directors, could be delayed until our next annual shareholders meeting.

     Eliminating shareholder action by written consent may have the effect of discouraging or delaying unsolicited efforts to acquire control of the Company. Elimination of the ability of the Company's shareholders to act by written consent would make it more difficult to discourage a merger, proxy contest or the assumption of control of the Company by a large shareholder or group of shareholders who lack the consent of the Board. To the extent that elimination of the right of the Company's shareholders to act by written consent has this effect, we believe the Board will be better able to protect the interests of the Company's shareholders.

     None of our directors or executive officers has any financial or other personal interest in the adoption of the proposed amendment to the Company's Articles of Incorporation described in this proposal, except insofar as the elimination of the ability of shareholders to act by written consent may prevent or dissuade an unsolicited change in control or takeover of the Company and thus might allow those individuals to remain in their positions and earn compensation for their services for a longer period of time.

The Board of Directors recommends a vote FOR Proposal 2 to amend the Company's Articles of Incorporation to require action by shareholders be taken at meeting of shareholders.

                  SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

     Shareholders may nominate director candidates and make proposals to be considered at the Annual Meeting of Shareholders to be held in 2007 (the "2007 Annual Meeting"). In accordance with our By-Laws, any shareholder nominations of one or more candidates for election as Directors at the 2007 Annual Meeting or any other proposal for consideration at the 2007 Annual Meeting must be received by the Company at the address set forth below, together with certain information specified in our By-Laws, between January 30, 2007 and March 1, 2007. See "Governance of the Company--Nominations of Directors by Shareholders" in this Proxy Statement for a summary description of this information.

     In addition to being able to present proposals for consideration at the Annual Meeting, shareholders may also be able to have their proposals included in our proxy statement and form of proxy for the 2007 Annual Meeting. In order to have a shareholder proposal included in the proxy statement and form of proxy, the proposal must be delivered to us at the address set forth below not later than December 2, 2006, and the shareholder must otherwise comply with applicable SEC requirements and our By-Laws. If the shareholder complies with these requirements for inclusion of a proposal in our proxy statement and form of proxy, the shareholder need not comply with the notice requirements described in the preceding paragraph.

     A copy of the full text of the By-law provisions discussed above may be obtained by writing to the Secretary, and all notices and nominations referred to above must be sent to the Secretary, at the following address: Penseco Financial Services Corporation, 150 North Washington Avenue, Scranton, Pennsylvania 18503.


                                  OTHER MATTERS

     The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or its management at the meeting. If any other business is presented at said meeting, the proxy herein solicited will be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors, March 16, 2006.

                     PENSECO FINANCIAL SERVICES CORPORATION
                          Scranton, Pennsylvania 18503
                                  CRAIG W. BEST
                                 President & CEO


THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THIS PROXY STATEMENT AND COPIES ARE AVAILABLE, WITHOUT CHARGE, TO THE PUBLIC. THE ANNUAL REPORT SERVES AS THE COMPANY'S ANNUAL DISCLOSURE STATEMENT AS REQURIED UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND MAY BE OBTAINED AT ANY BRANCH LOCATION OF THE BANK OR BY CONTACTING:

                           PATRICK SCANLON, CONTROLLER
                     PENSECO FINANCIAL SERVICES CORPORATION
                           150 NORTH WASHINGTON AVENUE
                          SCRANTON, PENNSYLVANIA 18503
                     PHONE (570) 346-7741 OR (800) 327-0394

                                                                      APPENDIX A

Penseco Financial Services Corporation and Penn Security Bank and Trust Company

Audit Committee Charter

Purpose

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Penseco Financial Services Corporation and Penn Security Bank and Trust Company (collectively, the "Company") in fulfilling its oversight responsibilities regarding reporting of the Company's financial information to any governmental or regulatory body, the public, or other users thereof, the Company's systems of internal accounting and financial controls, legal compliance and compliance with the Company's policies as established from time to time by the Board.

Composition

     The Committee shall be comprised of not less than three members of the Board, all of whom are (1) independent (as defined by the National Association of Securities Dealers listing standards) from management, (2) have no relationships with the Company that may interfere with the exercise of judgment and (3) who have a working familiarity with finance and accounting and at least one of whom shall have accounting or related financial management expertise.

Responsibilities and Duties

     The Committee shall:

Documents/Reports Reviews

1. Review this Charter periodically as conditions dictate, at least annually and recommend any updates to the Board.

2. Review and discuss with management and the external independent auditors, the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) and, based on such review and discussions, recommend to the Board whether the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

3. Review and discuss with management and the external independent auditor the interim financial statements (Form l0-Q) to be filed with the Securities and Exchange Commission and any quarterly report to shareholders if the review of the external independent auditor results in any disagreement with management regarding such interim statements.

4. Review and discuss with management and the external auditors the matters required to be reported under the American Institute of Certified Public Accountants' Statement of Auditing Standards No. 61 and also the management letter.

5. Review and discuss with the internal auditor and management the internal audit reports produced by the internal auditing department and management's response thereto.

External Auditors

6. Evaluate and select or replace the external independent auditor firm considering its independence and effectiveness. The audit firm selected must be registered with the Public Company Accounting Oversight Board for Audit years 2003 and beyond. The audit firm selected cannot provide any of the following non-audit services to the Company or any of its subsidiaries or affiliates including:

          a) bookkeeping or other services related to accounting records or financial statements of audit client;

          b)   financial information systems design and implementation;

          c)   appraisal   or   valuation   services,   fairness   opinions   or
               contribution-in-kind reports

          d)   actuarial services;

          e)   internal audit outsourcing services;

          f)   management functions or human resources;

          g) broker or dealer, investment adviser or investment banking services;

          h)   legal services and expert services unrelated to the audit.

     The audit firm selected may engage in other non-audit services, including tax services, only if pre-approved by the Audit Committee. Non-audit services performed for the Company must be set forth in the quarterly or annual financial reports of the Company. The audit firm shall report to the Audit Committee on all fees for non-audit services on an annual basis.

7. Receive from the external independent auditor and discuss with them the disclosures required by Independence Standards Board, Standard No. 1, their relationships with the Company and their independence.

8. At least annually, consult with the external independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and the appropriateness of accounting policies. In this regard the auditor must report to the Committee on:

          a)   all critical accounting policies and practices to be used;

          b) all alternative treatments of financial information within GAAP (generally accepted accounting principles) that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm, and

          c) other material written communications with management such as management letter or schedule of unadjusted differences.

Internal Auditors

9.   Review  and   recommend   to  the  Board  the   appointment,   replacement,
     reassignment or dismissal of the internal auditor.

10.  Confirm and assure the independence of the internal auditor.

11. Review and approve the audit scope and procedural plans of the internal auditor.

12. Periodically (at least quarterly) consult with the internal auditor out of the presence of management about internal controls, compliance with the laws and regulations, compliance with policies promulgated by the Board, compliance with the Company's Code of Conduct and the adequacy of the department's resources.

General Responsibilities

13. Provide an open avenue of communication among the external independent auditors, senior management, the internal auditing department and the Board.

14. Report to the Board all actions taken by the Committee and their appraisal of the audit efforts of the Company's external independent auditor and internal audit departments.

15. Meet as needed with management alone to discuss any matter that the Committee or management believes should be discussed privately.

Powers

16. The Audit Committee, if it so desires, can engage independent counsel and other advisors.

Complaints

17. The President and Chairman of the Audit Committee shall receive all complaints regarding accounting, internal accounting controls or auditing matters including confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Submissions shall be in writing, mailed to the Chairman of the Audit Committee at his home address, and may also be delivered or mailed to the President. The Committee shall review each complaint at its next meeting. The Committee shall keep a record of all such complaints and actions taken thereto to be included with the minutes of the Audit Committee.

18. This procedure shall be communicated to employees annually at the same time as the ethics and conflicts of interest policy is presented to employees and their acknowledgement thereof requested.

Reliance on Information and Expert Opinion

     In performing its various functions, the Committee may rely on the information, advice and opinions it receives in its discussions with management, the Company's internal auditor and the Company's external independent auditor and it is recognized that the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification regarding the work of management, the internal auditor or external independent auditor.

Adopted by Board of Directors - February 25, 2003

                                                                      APPENDIX B

Penseco Financial Services Corporation and Penn Security Bank and Trust Company Compensation and Benefits Committee Charter

I.   ORGANIZATION

     A.   Membership

     The Compensation and Benefits Committee (the "Committee") of the Board of Directors ("Board") of' Penseco Financial Services Corporation (the "Company") shall consist of at least three members each of whom, in the opinion of the Board of Directors, meets the independence requirements of The Nasdaq Stock Market ("Nasdaq").

     Membership on the Committee shall be determined annually by the Board. Unless a Chairman of the Committee is elected by the full Board the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee membership. Should any member of the Committee cease to be independent, such member shall immediately resign his or her membership on the Committee. The Board of Directors may remove a member of the Committee at any time with or without cause. In the case of a vacancy on the Committee, the Board may appoint an independent director to fill the vacancy for the remainder of the term.

     B.   Meetings

     The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than once annually. Members of the Committee may attend a meeting by telephone conference, but not be compensated, unless determined by the Board. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Except as otherwise provided by statute or this Charter, a majority of the incumbent members of the Committee shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the Committee members present and voting at any meeting at which a quorum is present shall be the act of the Committee. Minutes of each meeting of the Committee shall be reduced to writing. The Committee shall report to the Board at the first regular Board meeting following each such Committee meeting. The Committee may also act by unanimous written consent without a meeting.

     In addition, compensation matters may be discussed in executive session or with the full Board during the course of the year.

II.  COMPENSATION PHILOSOPHY

     The Compensation and Benefits Committee's compensation policies with respect to the Company's employees are based on the principles that the compensation should, to a significant extent, be reflective of the financial performance of the Company and that a portion of the executive officers' compensation should provide long term incentives. The Committee seeks to have compensation set at levels that are sufficiently competitive so that the Company may attract, retain and motivate high quality employees to contribute to the Company's success. In assessing overall compensation, the Committee considers among other things the Company's performance and industry position and reviews compensation levels at comparable publicly-held companies.

III. RESPONSIBILITIES

     The following functions are the common recurring activities of the Committee in carrying out its responsibilities. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

                  1. Review and approve compensation policies and practices for the Company's employees.

                  2. Coordinate the Board's role in establishing performance criteria for all employees and evaluate their performance annually.

                  3. Review and approve the annual salary, bonus and other benefits, direct and indirect, of the Company's employees.

                  4. Review and recommend to the Board new compensation programs; review periodically the operation of the Company's compensation programs to determine whether they are properly coordinated and achieving their intended purpose(s); establish and periodically review policies for the administration of compensation programs; and take steps to ensure that the Company's compensation programs comport with the Compensation Committee's compensation philosophy stated above.

                  5. Establish and periodically review policies in the area of senior management perquisites.

                  6. Review and recommend to the Board the terms of any employment agreement executed by the Company.

                  7. Review and recommend to the Board the appropriate structure and amount of compensation for the Directors.

                  8. Review and approve material changes in the Company's employee benefit plans.

                  9. Administer the Company's compensation programs for those employees involved at the senior management level, as well as for the remaining employees of the Company.

                  10. As necessary, produce an annual Report of the Compensation and Benefits Committee on Executive Compensation for the Company's annual proxy statement in compliance with applicable rules and regulations.

                  11. Review and reassess the adequacy of this Committee and its Charter periodically and recommend any proposed changes to the Board for consideration and approval.

IV.  AUTHORITY

     The Committee will have the resources budgeted for it and authority necessary to discharge its duties and responsibilities. The Committee has authority to retain and terminate outside counsel, or other experts or consultants, subject to approval by the Board. The Committee will be provided with appropriate funding by the Company with a budget set by the Board, for the payment of


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


compensation to the Company's outside counsel and other advisors, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention related to compensation matters. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.





Adopted by Board of Directors - February 21, 2006

                                                                      APPENDIX C

Penseco Financial Services Corporation and Penn Security Bank and Trust Company Nominating and Corporate Governance Committee Charter

II.  ORGANIZATION

     A.   Membership

     The Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Penseco Financial Services Corporation (the "Company") shall consist of at least three members each of whom, in the opinion of the Board of Directors, meets the independence requirements of The Nasdaq Stock Market ("Nasdaq").

     Membership on the Committee shall be determined annually by the Board. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee membership. Should any member of the Committee cease to be independent, such member shall immediately resign his or her membership on the Committee. The Board of Directors may remove a member of the Committee at any time with or without cause. In the case of a vacancy on the Committee, the Board may appoint an independent director to fill the vacancy for the remainder of the term.

     B.   Meetings

     The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than once annually. Members of the Committee may attend a meeting by telephone conference but not be paid a fee, unless determined by the Board. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     Except as otherwise provided by statute or this Charter, a majority of the incumbent members of the Committee shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the Committee members present and voting at any meeting at which a quorum is present shall be the act of the Committee. Minutes of each meeting of the Committee shall be reduced to writing. The Committee shall report to the Board at the first regular Board meeting following each such Committee meeting. The Committee may also act by unanimous written consent without a meeting.

     In addition, nomination matters may be discussed in executive session or with the full Board during the course of the year.

III. BASIC FUNCTION AND PURPOSE

          The  role of the Nominating and Corporate Governance Committee is to:

          o    recommend, for the Board's selection, nominees for director,

          o    seek  recommendations  from  directors,   management,   etc.  for
               potential  Board  member   candidates  and  collect  and  analyze
               information regarding their suitability,


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


          o assist the Board in determining the composition of the Board and its committees, and

          o assist the Board in developing the Company's corporate governance guidelines.

IV.  RESPONSIBILITIES

     Subject to the provisions of the Company's corporate governance guidelines that may be in effect from time to time, the Committee, in consultation with the Chairman of the Board and the President, shall:

     1. Review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and committee membership.

     2. Review and recommend to the Board the appropriate structure of the Board.

     3.   Identify  and   recommend   potential   candidates   for  election  or
          re-election to the Board.

     4. Implement a policy and procedures with regard to the consideration of any director candidates recommended by security holders.

     5. Review and recommend to the Board the appropriate structure of Board committees, committee assignments and the position of chairman of each committee.

     6. Recommend to the Board for adoption, governance guidelines for the Company.

     7. Assess succession planning for management and leadership of the Company.

     8. Assist the Board in implementing a policy providing for a process for security holders to send communications to the Board.

     9. Review and reassess the adequacy of this Committee and its Charter not less than annually and recommend any proposed changes to the Board for consideration and approval.

V.   AUTHORITY

a. The Committee will have the resources budgeted for it and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate outside counsel, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Committee will be provided with appropriate funding by the Company with a budget set by the Board, for the payment of compensation to the Company's outside counsel and other advisors, as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.


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


b. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.



Adopted by Board of Directors - February 21, 2006

                                                                      APPENDIX D

Proposed  Amendment  to the  Articles  of  Incorporation  of  Penseco  Financial
Services Corporation to Require Action by Shareholders be Taken at Meeting of Shareholders

Article NINTH, Section 3 of the Company's Articles of Incorporation shall be amended and restated in its entirety to read as follows:

     3. The shareholders of the Corporation may not take any action by written consent in lieu of a meeting, and must take any actions at a duly called annual meeting or special meeting of shareholders and the power of shareholders to consent in writing without a meeting is specifically denied.


                                     - 35 -